Contingent liabilities and legal proceedings	6 Months Ended
Sep. 30, 2024
Contingent liabilities and legal proceedings
Contingent liabilities and legal proceedings

12   Contingent liabilities and legal proceedings

Note 29 ‘Contingent liabilities and legal proceedings’ to the consolidated financial statements of Vodafone Group Plc for the year ended 31 March 2024 sets forth the Group’s contingent liabilities and legal proceedings as of 31 March 2024. There have been no material changes to the Group’s contingent liabilities or legal proceedings during the period covered by this report, except as disclosed below.

Legal proceedings

South Africa: Kenneth Makate v Vodacom (Pty) Limited

Mr Kenneth Makate, a former employee of Vodacom (Pty) Limited (‘Vodacom South Africa’), started legal proceedings in 2008 claiming compensation for a business idea that led to the development of a service known as ‘Please Call Me’ (‘PCM’). In July 2014, the Gauteng High Court (‘the High Court’) ruled that Mr Makate had proven the existence of a contract, but that Vodacom South Africa was not bound by that contract because the responsible director did not have authority to enter into such an agreement on Vodacom South Africa’s behalf. The High Court and Supreme Court of Appeal (‘the SCA’) turned down Mr Makate’s application for leave to appeal in December 2014 and March 2015, respectively.

In April 2016, the Constitutional Court of South Africa (‘the Constitutional Court’) granted leave to appeal and upheld Mr Makate’s appeal. It found that Vodacom South Africa is bound by the agreement and ordered the parties to negotiate, in good faith, and agree a reasonable compensation amount payable to Mr Makate or, in the event of a deadlock, for the matter to be referred to Vodacom Group’s Chief Executive Officer (‘the CEO’) to determine such compensation amount. Mr Makate’s application for the aforementioned order to be varied from the determination of an amount to a compensation model based on a share of revenue was dismissed by the Constitutional Court. In accordance with the Constitutional Court order, and after negotiations failed, the CEO issued his determination on 9 January 2019. However, the CEO’s award of R47million (€2.4 million) was rejected by Mr Makate, who subsequently brought an application in the High Court for the review of the CEO’s determination and award.

The High Court, in a judgement delivered on 8 February 2022, set aside the CEO’s determination and ordered him to reassess the amount employing a set of criteria which would have resulted in the payment of a higher compensation amount, for the benefit of Mr Makate, than that determined by the CEO. Vodacom South Africa appealed against the judgement and the order of the High Court to the SCA. The SCA heard the appeal on 9 May 2023 and its judgement was handed down on 6 February 2024. A majority of three judges, with a minority of two judges dissenting, dismissed the appeal and ruled that Mr Makate is entitled to be paid 5% - 7.5% of the total revenue of the PCM product from March 2001 to the date of the judgement, plus interest.

On 27 February 2024, Vodacom South Africa applied for leave to appeal the judgement and order of the SCA to the Constitutional Court, resulting in the suspension of the operation of the judgement and order of the SCA. On 26 August 2024, the Constitutional Court issued a directive that it will hear Vodacom South Africa’s application for leave to appeal in tandem with its appeal against the SCA judgement and order. The record of the proceedings in the SCA, with relevant annotations, was filed in the Constitutional Court on 26 September 2024. Vodacom South Africa, as the applicant, filed its written arguments on 10 October 2024 and Mr Makate filed his response on 18 October 2024. The matter will be heard by the Constitutional Court on 21 November 2024.

Vodacom South Africa is challenging the SCA’s judgement and order on various grounds including, but not limited to the SCA ignoring the evidence placed before it on the computation of the quantum of compensation payable to Mr Makate, and the SCA issuing orders that are incapable of being implemented and enforced.

The CEO’s determination in 2019 amounted to R47 million (€2.4 million). The minority judgement of the SCA raised Mr Makate’s compensation to an amount payable of R186 million (€9.6 million) The value of the compensation amount for Mr Makate, as per the SCA’s majority judgement and order, would at a minimum be R29 billion (€1.5 billion). Mr Makate, in his recent submissions to the Constitutional Court, has stated that his request is for compensation in the capital amount of R9.4 billion (€493 million), plus interest from 18 January 2019. Consequently, the range of the possible compensation outcomes in this matter is very wide.

The amount ultimately payable to Mr Makate is uncertain and will depend on the success of Vodacom South Africa’s appeal against the judgement and order of the SCA, on the merits of the case. The Group is continuing to challenge the level of compensation payable to Mr Makate and a provision immaterial to the financial statements has been recorded.